Exhibit 99.1
                                                                    ------------

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                     AIG Credit Premium Finance Master Trust
                                  Series 2002-1

                         Monthly Noteholders' Statement
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      Set forth below is information with respect to the Payment Date of August
15, 2002 and with respect to the performance of the Trust during the related Monthly Period.

      Capitalized terms used in this Monthly Noteholders' Statement have their respective meanings set forth in the Base Indenture, as supplemented by the Series 2002-1 Supplement.

A.    Information regarding the current monthly payment (stated on the basis of
      -------------------------------------------------------------------------
      $1,000 original note principal amount).
      ---------------------------------------
        1 The total amount of the payment to Holders of Class A, Class B,
          and Class C Notes.                                                                                                 $0.88

        2 The amount of the payment set forth in A1 above in respect of
          Class A Monthly Principal.                                                                                         $0.00

        3 The amount of the payment set forth in A1 above in respect of
          Class B Monthly Principal.                                                                                         $0.00

        4 The amount of the payment set forth in A1 above in respect of
          Class C Monthly Principal.                                                                                         $0.00

        5 The amount of the payment set forth in A1 above in respect of
          Class A Monthly Interest                                                                                           $0.89

        6 The amount of the payment set forth in A1 above in respect of
          Class A Additional Interest.                                                                                       $0.00

        7 The amount of the payment set forth in A1 above in respect of
          Class A Deficiency Amount.                                                                                         $0.00

        8 The amount of the payment set forth in A1 above in respect of
          Class B Monthly Interest                                                                                           $1.05

        9 The amount of the payment set forth in A1 above in respect of
          Class B Additional Interest.                                                                                       $0.00

       10 The amount of the payment set forth in A1 above in respect of
          Class B Deficiency Amount.                                                                                         $0.00

       11 The amount of the payment set forth in A1 above in respect of
          Class B Prior Period Interest.                                                                                     $0.00

       12 The amount of the payment set forth in A1 above in respect of
          Class C Monthly Interest.                                                                                          $0.00

       13 The amount of the payment set forth in A1 above in respect of
          Class C Additional Interest.                                                                                       $0.00

       14 The amount of the payment set forth in A1 above in respect of
          Class C Deficiency Amount.                                                                                         $0.00

       15 The amount of the payment set forth in A1 above in respect of
          Class C Prior Period Interest.                                                                                     $0.00

                                     Page 1

B.    Information regarding the performance of the Trust.
      ---------------------------------------------------

        1 Collections of Principal Receivables.
          -------------------------------------

          The aggregate amount of Collections of Principal Receivables received during the related Monthly Period which were allocated
          in respect of the Class A, Class B, and Class C notes.                                                    $55,322,612.77

        2 Noteholders Investor Interests and Principal Receivables
          --------------------------------------------------------
          in the Trust.
          -------------

          (a) The aggregate amount of Principal Receivables in the Trust
              as of the end of the related Monthly Period.                                                        2,316,900,327.22

          (b) The Investor Interest as of the end of
              the related Interest Period.                                                                         $478,723,085.11

          (c) The Class A Investor Interest as of the end of the related
              Interest Period.                                                                                     $450,000,000.00

          (d) The Class B Investor Interest as of the end of the related
              Interest Period.                                                                                      $16,755,000.00

          (e) The Class C Investor Interest as of the end of the related
              Interest Period.                                                                                      $11,968,085.11

          (f) The average daily Investor Interest with respect to the related
              Interest Period.                                                                                     $247,082,882.65

          (g) The average daily Class A Investor Interest with respect to the related
              Interest Period.                                                                                     $232,258,064.52

          (h) The average daily Class B Investor Interest with respect to the related
              Interest Period.                                                                                       $8,647,741.95

          (i) The average daily Class C Investor Interest with respect to the related
              Interest Period.                                                                                       $6,177,076.18

          (j) The Floating Investor Percentage with respect to the related
              Transfer Date.                                                                                                11.20%

          (k) The Class A Floating Allocation with respect to the related                                                   94.00%
              Transfer Date.

          (l) The Class B Floating Allocation with respect to the related                                                    3.50%
              Transfer Date.

          (m) The Class C Floating Allocation with respect to the related                                                    2.50%
              Transfer Date.

          (n) The Fixed Investor Percentage with respect to the related                                                         -
              Monthly Period.

          (o) The Class A Fixed Allocation with respect to the related                                                          -
              Monthly Period.

          (p) The Class B Fixed Allocation with respect to the related                                                          -
              Monthly Period.

          (q) The Class C Fixed Allocation with respect to the related                                                          -
              Monthly Period.


                                     Page 2

          (r) The outstanding principal balance of the Class A Notes as of the                                     $450,000,000.00
              end of the day on the Payment Date.

          (s) The outstanding principal balance of the Class B Notes as of the                                      $16,755,000.00
              end of the day on the Payment Date.

          (t) The outstanding principal balance of the Class C Notes as of the                                      $11,968,085.11
              end of the day on the Payment Date.

          (u) The balance of the Transferor Certificate as of the                                                             0.00
              end of the related Monthly Period.

        3 Increases and Decreases in Investor Interests.
          ----------------------------------------------

          (a) Increases in the Class A Investor Interest made during the related                                   $450,000,000.00
              Interest 450,000,000.00 Period (not including increases made on the preceding payment date)

          (b) Increases in the Class B Investor Interest made during the related                                    $16,755,000.00
              Interest 16,755,000.00 Period (not including increases made on the preceding payment date)

          (c) Increases in the Class C Investor Interest made during the related                                    $11,968,085.11
              Interest 11,968,085.11 Period (not including increases made on the preceding payment date)

          (d) Voluntary Decreases in the Class A Investor Interest made during                                                0.00
              the related 0.00 Interest Period (not including decreases made on the preceding payment date)

          (e) Voluntary Decreases in the Class B Investor Interest made during                                                0.00
              the related 0.00 Interest Period (not including decreases made on the preceding payment date)

          (f) Voluntary Decreases in the Class C Investor Interest made during                                               0.00
              the related 0.00 Interest Period (not including decreases made on the preceding payment date)

          (g) Increases in the Class A Investor Interest to be made on the related                                            0.00
              Payment Date.

          (h) Increases in the Class B Investor Interest to be made on the related                                            0.00
              Payment Date.

          (i) Increases in the Class C Investor Interest to be made on the related                                            0.00
              Payment Date.

          (j) Mandatory Decreases of the Class A Investor Interest to be made on the related                                  0.00
              Payment Date.

          (k) Mandatory Decreases of the Class B Investor Interest to be made on the related                                  0.00
              Payment Date.

          (l) Mandatory Decreases of the Class C Investor Interest to be made on the related                                  0.00
              Payment Date.

          (m) Voluntary Decreases in the Class A Investor Interest to be made on the related                                  0.00
              Payment Date.

          (n) Voluntary Decreases in the Class B Investor Interest to be made on the related                                  0.00
              Payment Date.

          (o) Voluntary Decreases in the Class C Investor Interest to be made on the related                                  0.00
              Payment Date.


                                     Page 3

        4 Delinquent Receivables
          ----------------------


                                                                                                     Aggregate          Percentage
                                                                                                   Outstanding            of Total
                                                                                                       Balance         Receivables
                                                                                ---------------------------------------------------

          (a) 1   -  30 days                                                                    $21,130,819.62               0.91%
          (b) 31 - 60 days                                                                      $10,323,746.08               0.45%
          (c) 61 - 90 days                                                                       $7,533,408.69               0.33%
          (d) 91 - 120 days                                                                      $4,414,207.94               0.19%
          (e) 121 - 150 days                                                                     $3,088,740.56               0.13%
          (f) 151 or more days                                                                  $10,210,198.25               0.44%
                                                                                ---------------------------------------------------
                        Total                                                                   $56,701,121.14               2.45%
                                                                                ===================================================

        5 Deferred Payment Obligations and Unfunded Receivables
          -----------------------------------------------------

          (a) Aggregate amount of Principal Receivables                                                             $91,115,892.90
              representing Deferred Payment Obligations.

          (b) Percentage of aggregate Principal Receivables balance                                                          3.93%
              representing Deferred Payment Obligations.

          (c) Aggregate amount of Principal Receivables                                                             $46,216,089.14
              representing the amount of unfunded Receivables.

          (d) Percentage of aggregate Principal Receivables balance                                                          1.99%
              representing the amount of unfunded Receivables.

        6 Investor Default Amounts
          ------------------------

          (a) The Aggregate Investor Default Amount for the related Monthly Period.                                     $57,000.86

          (b) The Class A Investor Default Amount for the related Transfer Date.                                        $53,580.85

          (c) The Class B Investor Default Amount for the related Transfer Date.                                         $1,994.99

          (d) The Class C Investor Default Amount for the related Transfer Date.                                         $1,425.02

        7 Investor Charge-offs
          --------------------

          (a) The aggregate amount of Class A Investor Charge-Offs and other principal
               writedowns for the related Transfer Date.                                                                     $0.00

          (b) The aggregate amount of Class A Investor Charge-Offs and other principal writedowns set forth in 6(a) above per $1,000 of original Class A
              Note principal amount.                                                                                         $0.00

          (c) The aggregate amount of Class B Investor Charge-Offs and other principal
               writedowns for the related Transfer Date.                                                                     $0.00

          (d) The aggregate amount of Class B Investor Charge-Offs and other principal writedowns set forth in 6(c) above per $1,000 of original Class B
              Note principal amount.                                                                                         $0.00

          (e) The aggregate amount of Class C Investor Charge-Offs and other principal
               writedowns for the related Transfer Date.                                                                     $0.00

          (f) The aggregate amount of Class C Investor Charge-Offs and other principal writedowns set forth in 6(e) above per $1,000 of original Class C
              Note principal amount.                                                                                         $0.00


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

          (g) The aggregate amount of Class A Investor Charge-Offs and other principal writedowns reimbursed on the Transfer Date immediately preceding
              this payment Date.                                                                                             $0.00

          (h) The aggregate amount of Class A Investor Charge-Offs and other principal writedowns set forth in 6(g) above per $1,000 of original Class A Note principal amount reimbursed on the Transfer
              Date immediately
              preceding this Payment Date.                                                                                   $0.00

          (i) The aggregate amount of Class B Investor Charge-Offs and other principal writedowns reimbursed on the Transfer Date immediately preceding
              this payment Date.                                                                                             $0.00

          (j) The aggregate amount of Class B Investor Charge-Offs and other principal writedowns set forth in 6(i) above per $1,000 of original Class B Note principal amount reimbursed on the Transfer
              Date immediately
              preceding this Payment Date.                                                                                   $0.00

          (k) The aggregate amount of Class C Investor Charge-Offs and other principal writedowns reimbursed on the Transfer Date immediately preceding
              this payment Date.                                                                                             $0.00

          (l) The aggregate amount of Class C Investor Charge-Offs and other principal writedowns set forth in 6(k) above per $1,000 of original Class C Note principal amount reimbursed on the Transfer
              Date immediately
              preceding this Payment Date.                                                                                   $0.00

        8 Investor Servicing Fee
          ----------------------

          (a) The amount of the Class A Servicing Fee payable by the Trust
              to the Servicer with respect to the related Transfer Date.                                                     $0.00

          (b) The amount of the Class B Servicing Fee payable by the Trust
              to the Servicer with respect to the related Transfer Date.                                                     $0.00

          (c) The amount of the Class C Servicing Fee payable by the Trust
              to the Servicer with respect to the related Transfer Date.                                                     $0.00

        9 Reallocations
          -------------
          (a) The amount of Reallocated Class C Principal Collections
              with respect to this payment Date.                                                                             $0.00

          (b) The amount of Reallocated Class B Principal Collections
              with respect to this payment Date.                                                                             $0.00

       10 Collection of Finance Charge Receivables
          ----------------------------------------
          The aggregate amount of Collections of Finance Charge Receivables
          (including Recoveries) received during the related Monthly Period
          which were allocated in respect of the Class A, Class B, and Class C notes.                                $1,682,347.82

       11 Available Funds
          ---------------

          (a) The amount of Class A Available Funds on deposit in the
              Finance Charge Account on the related Transfer Date.                                                   $1,581,408.00

          (b) The amount of Class B Available Funds on deposit in the
              Finance Charge Account on the related Transfer Date.                                                      $58,881.09

          (c) The amount of Class C Available Funds on deposit in the
              Finance Charge Account on the related Transfer Date.                                                      $42,058.72



                                     Page 5

       12 Pool Factor as of the related Monthly Period                                                                   1.0000000
          --------------------------------------------


       13 Yield Enhancement
          -----------------

          (a) Balance in the Yield Enhancement Account as of the
              related Monthly Period                                                                                         $0.00

          (b) Available Yield Enhancement Amount with respect to the
              related Transfer Date.                                                                                   $419,574.13

          (c) Excess Spread with respect to the
              related Transfer Date.                                                                                 $1,209,192.84

          (d) Amount paid to Noteholders from Excess Spread
              on the related Transfer Date.                                                                              $3,420.02

          (e)   Amount paid to Noteholders from the Yield Enhancement
              Account on ther related Transfer Date.                                                                         $0.00

          (f) 91 Day Delinquency Amount as of the related Transfer Date.                                             $1,983,542.72

          (g) Amount in excess of the 91 Day Delinquency Amount released from.
              the Yield Enhancement Account.                                                                                 $0.00

          (h) Resulting balance in the Yield Enhancement Account on the
              related Transfer Date.                                                                                 $1,625,346.95

       14 Excess Funding Account
          ----------------------

          (a) The principal amount on deposit in the Excess Funding Account
              as of the end of the related Monthly Period.                                                                   $0.00

          (b) The Amount of Principal Collections deposited into the
              Excess Funding Account on the related Transfer Date.                                                           $0.00

C.    Floating Rate Determination
      ---------------------------

        1 LIBOR for the Interest Period ending on this payment Date.                                                       1.8100%

D.    Amortization Periods
      --------------------

        1 Class A Controlled Amortization period has not commenced.

        2 Class B Controlled Amortization period has not commenced.

        3 Class C Controlled Amortization period has not commenced.

        4 Class A Principal Amortization period has not commenced.

        5 Class B Principal Amortization period has not commenced.

        6 Rapid Amortization Period has not commenced.

E.    Pay Out Events
      --------------

      (a) Financed Premium Percentage for the related Monthly Period.                                                       78.22%

      (b) Financed Premium Percentage for the Monthly Period
          immediately preceding the related Monthly Period.                                                                 76.76%



                                     Page 6

      (c) Financed Premium Percentage for the Monthly Period
          next preceding the related Monthly Period.                                                                        77.73%

      (d) Monthly Payment Rate for the related Monthly Period.                                                              23.07%

      (e) Monthly Payment Rate for the Monthly Period
          immediately preceding the related Monthly Period.                                                                 19.63%

      (f) Monthly Payment Rate for the Monthly Period
          next preceding the related Monthly Period.                                                                        21.40%

      (g) Annualized Monthly Excess Spread Amount for the related
          Monthly Period.                                                                                                      789

      (h) Annualized Monthly Excess Spread Amount for the Monthly
          Period immediately preceding the related Monthly Period.                                                             751

      (i) Annualized Monthly Excess Spread Amount for the Monthly
          Period next preceding the related Monthly Period.                                                                    789

      (j) The Unconcentrated 240+ Day Delinquency Percentage for the related Monthly Period.

      (k) The Unconcentrated 240+ Day Delinquency Percentage for the Monthly
          Period immediately preceding the related Monthly Period.

      (l) The Unconcentrated 240+ Day Delinquency Percentage for the Monthly
          Period next preceding the related Monthly Period.



      To the knowledge of the undersigned, no Series 2002-1 Pay Out Event or Trust Pay Out Event has occurred except as described below:


                                                A. I. Credit Corp.,AICCO,
                                                IP Finance I, IP Finance II
                                                and IP Funding, Servicer


                                                By:/s/ Jeffrey Lesnoy
                                                   -------------------------
                                                   Jeffrey Lesnoy
                                                   Senior Vice President and
                                                   Controller


          If the items in (j), (k), and (l) above are blank, the Servicer represents that the Unconcentrated 240+ Day Delinquency Percentage has not exceeded 6% for any of the three preceding Monthly Periods. Such amount is required to be reported on if the 91 day Delinquencies are greater than 6% for any of the three preceding Monthly Periods.






                                     Page 7